Supplement Dated July 12, 2013

To the

Prospectus Dated May 1, 2013

For the

Farmers Variable Annuity

Issued through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

Effective on or about July 12, 2013, QS Investors, LLC will no longer serve as subadvisor to DWS Core Equity VIP.

This Supplement amends the Prospectus by deleting all references to QS Investors, LLC.

Please Retain This Supplement for Future Reference.